Exhibit 99.1

November 21, 2017

Prudential Financial, Inc. Announces Private Exchange Offers of Certain Outstanding Notes for New Notes

NEWARK, N.J., November 21, 2017 - Prudential Financial, Inc. (the “Company”) (NYSE: PRU) announced today the commencement of offers to certain eligible holders (together, the “Exchange Offers”) of the Company’s Pool 1 Existing Notes and Pool 2 Existing Notes listed in the tables below (collectively, the “Existing Notes”) to exchange Pool 1 Existing Notes for consideration consisting of up to $650,000,000 aggregate principal amount of the Company’s new notes due 2047 (the “New 2047 Notes”) and to exchange Pool 2 Existing Notes for consideration of up to $650,000,000 aggregate principal amount of the Company’s new notes due 2049 (the “New 2049 Notes”), the complete terms and conditions of which are set forth in an offering memorandum, dated today (the “Offering Memorandum”), and the related letter of transmittal, dated today (together with the Offering Memorandum, the “Offering Documents”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Offering Memorandum.

Pool 1 Offers

CUSIP Numbers	Title of Security (collectively, the “Pool 1 Existing Notes”)	Principal Amount Outstanding	Acceptance Priority Level(1)	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (bps)(2)
74432QBD6	6.625% Medium-Term Notes, Series D, due 2037(3)	$750,000,000	1	2.75% due August 15, 2047	FIT1	100
74432QAK1	5.900% Medium-Term Notes, Series D, due 2036	$250,000,000	2	2.75% due August 15, 2047	FIT1	90
74432QAC9	5.750% Medium-Term Notes, Series B, due 2033	$500,000,000	3	2.75% due August 15, 2047	FIT1	80
74432QAH8	5.400% Medium-Term Notes, Series C, due 2035	$300,000,000	4	2.75% due August 15, 2047	FIT1	90

(1)	The Pool 1 Existing Notes will be accepted in accordance with the acceptance priority levels set forth in this table. All Pool 1 Existing Notes tendered for exchange in the Pool 1 Offers at or prior to the Early Participation Date will have priority over any Pool 1 Existing Notes that are tendered for exchange after the Early Participation Date.
(2)	Eligible Holders who validly tender Pool 1 Existing Notes after the Early Participation Date but at or prior to the Expiration Date will be eligible to receive an amount of New 2047 Notes equal to the Total Consideration (as defined below) less the “Early Participant Payment” of $50 (payable in New 2047 Notes) for each $1,000 principal amount of Pool 1 Existing Notes validly tendered and not validly withdrawn.
(3)	We may, at our option, elect to decrease the principal amount of New 2047 Notes exchangeable for each $1,000 principal amount of our existing 6.625% Medium-Term Notes, Series D, due 2037 (the “6.625% Notes”) validly tendered and accepted for exchange by up to $50 per $1,000 principal amount and to pay such amount in cash, subject to the terms and conditions in the Offering Memorandum. Such adjustment would affect the composition, but not the amount, of the Total Consideration (as defined below) and the Exchange Consideration (as defined below) for the 6.625% Notes.

Pool 2 Offers

CUSIP Numbers	Title of Security (collectively, the “Pool 2 Existing Notes”)	Principal Amount Outstanding	Acceptance Priority Level (1)	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (bps)(2)
74432QBQ7	6.200% Medium-Term Notes, Series D, due 2040	$500,000,000	1	2.75% due August 15, 2047	FIT1	105
74432QBU8	5.800% Medium-Term Notes, Series D, due 2041	$325,000,000	2	2.75% due August 15, 2047	FIT1	105
74432QBS3	5.625% Medium-Term Notes, Series D, due 2041	$300,000,000	3	2.75% due August 15, 2047	FIT1	105
74432QBY0	5.100% Medium-Term Notes, Series D, due 2043	$350,000,000	4	2.75% due August 15, 2047	FIT1	110

(1)	The Pool 2 Existing Notes will be accepted in accordance with the acceptance priority levels set forth in this table. All Pool 2 Existing Notes tendered for exchange in the Pool 2 Offers at or prior to the Early Participation Date will have priority over any Pool 2 Existing Notes that are tendered for exchange after the Early Participation Date.
(2)	Eligible Holders who validly tender Pool 2 Existing Notes after the Early Participation Date but at or prior to the Expiration Date will be eligible to receive an amount of New 2049 Notes equal to the Total Consideration less the “Early Participant Payment” of $50 (payable in New 2049 Notes) for each $1,000 principal amount of Pool 2 Existing Notes validly tendered and not validly withdrawn.

Set forth below is a table summarizing certain material terms of the New Notes in the Exchange Offers:

Title of Series	Maturity Date	Aggregate Principal Amount of Old Notes Accepted for Exchange	Reference U.S. Treasury Security	Fixed Spread (bps)
New 2047 Notes	December 7, 2047	An amount of Old Notes such that the aggregate principal amount of New 2047 Notes issued does not exceed $650,000,000	2.750% United States Treasury due August 15, 2047	120
New 2049 Notes	December 7, 2049	An amount of Old Notes such that the aggregate principal amount of New 2049 Notes issued does not exceed $650,000,000	2.750% United States Treasury due August 15, 2047	123

The aggregate principal amount of New 2047 Notes to be issued pursuant to the Exchange Offers will be subject to a maximum amount of $650,000,000 aggregate principal amount (the “2047 Notes Cap”), and the aggregate principal amount of New 2049 Notes to be issued pursuant to the Exchange Offers will be subject to a maximum amount of $650,000,000 aggregate principal amount (the “2049 Notes Cap” and together with the 2047 Notes Cap, the “Notes Caps”).

The following is a summary of certain key elements of the planned Exchange Offers:

•	The Exchange Offers will expire at 12:00 midnight, New York City time, at the end of December 19, 2017, unless extended by the Company (the “Expiration Date”).

•

The applicable Total Consideration, as calculated in accordance with the formula set forth in Annex A to the Offering Memorandum, for each $1,000 principal amount of Existing Notes tendered and accepted for exchange by the Company will equal (x) the discounted value of the remaining payments of principal and interest through the maturity date of the applicable series of Existing Notes (excluding accrued and unpaid interest to, but not including, the applicable Settlement Date, using a yield equal to the sum of (i) the bid-side yield on the applicable Reference UST Security (as set forth in the tables above with respect to such series of Existing Notes) as calculated in accordance with standard market practice, as of 11:00 a.m. New York City time on December 6, 2017 (such date and time, the “Pricing Time”), as displayed on the Bloomberg Government Pricing Monitor pages listed in the tables set forth above with respect to such series of Existing Notes and (ii) the Fixed Spread as set forth in the tables above with respect to such series of Existing Notes, plus (y) the Early Participant Payment.

•	The Company will pay interest on the New 2047 Notes at a rate per annum equal to (a) the yield, calculated in accordance with standard market practice, that corresponds to the bid-side price of the 2.750% United States Treasury due August 15, 2047 as of the Pricing Time as displayed on the Bloomberg Government Pricing Monitor page FIT1 (or any recognized quotation source selected by the Company in its sole discretion if such quotation report is not available or is manifestly erroneous), plus (b) a fixed spread of 120 basis points.

•	The Company will pay interest on the New 2049 Notes at a rate per annum equal to (a) the yield, calculated in accordance with standard market practice, that corresponds to the bid-side price of the 2.750% United States Treasury due August 15, 2047 as of the Pricing Time as displayed on the Bloomberg Government Pricing Monitor page FIT1 (or any recognized quotation source selected by the Company in its sole discretion if such quotation report is not available or is manifestly erroneous), plus (b) a fixed spread of 123 basis points.

•	The Total Consideration will include an “Early Participant Payment” in an amount of $50 (payable in applicable New Notes) for each $1,000 principal amount of each series of Existing Notes tendered and accepted.

•	The Total Consideration or the Exchange Consideration, as applicable, for each $1,000 principal amount of the Existing Notes, will be payable in New Notes (and, if applicable, cash for the 6.625% Notes only) as further described in the Offering Documents.

•	Assuming the Company elects to have an early settlement, settlement for Existing Notes tendered at or prior to the Early Participation Date and accepted by the Company is expected to be December 7, 2017, unless extended by the Company (the “Early Settlement Date”). Settlement for Existing Notes tendered and accepted after the Early Participation Date is expected to be December 20, 2017, unless extended by the Company (the “Final Settlement Date”).

•	Eligible holders who validly tender and who do not validly withdraw their Existing Notes at or prior to 5:00 p.m., New York City time, December 5, 2017, unless extended by the Company (the “Early Participation Date”), and whose tenders are accepted for exchange by the Company, will receive the Total Consideration for each $1,000 principal amount of Existing Notes.

•	Eligible holders who validly tender Existing Notes after the Early Participation Date but prior to the Expiration Date, and whose Existing Notes are accepted for exchange by the Company, will receive the “Exchange Consideration,” which is the Total Exchange Consideration minus the Early Participant Payment.

•	All Eligible Holders whose Existing Notes are accepted in an Exchange Offer will receive a cash payment equal to accrued and unpaid interest on such Existing Notes to, but not including, the applicable Settlement Date in addition to their Total Consideration or Exchange Consideration, as applicable.

•	Tenders of Existing Notes in the Exchange Offers may be validly withdrawn at any time at or prior to 5:00 p.m., New York City time, on December 5, 2017, unless extended by the Company (the “Withdrawal Deadline”), but will thereafter be irrevocable, except in certain limited circumstances where additional withdrawal rights are required by law.

•	Consummation of the Exchange Offers is subject to a number of conditions, including, among other things, the issuance of at least $300,000,000 aggregate principal amount of New 2047 Notes and at least $300,000,000 aggregate principal amount of New 2049 Notes.

•	The Company will not receive any cash proceeds from the Exchange Offers.

If and when issued, the New Notes will not have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Company will enter into a registration rights agreement with respect to the New Notes. The New Notes will be unsecured obligations of the Company and will rank pari passu with all other unsecured and unsubordinated indebtedness of the Company.

The Exchange Offers are only made, and copies of the documents relating to the Exchange Offers will only be made available, to a holder of Existing Notes who has certified in an eligibility certification certain matters to the Company, including its status as a “qualified institutional buyer” as defined in Rule 144A under the Securities Act or who is a person other than a “U.S. person” as defined in Rule 902 under the Securities Act. Holders of Existing Notes who desire access to the electronic eligibility form should contact Global Bondholder Services Corporation, the information agent for the Exchange Offers, at (866) 470-3900 (U.S. Toll-free) or (212) 430-3774 (Collect). Holders that wish to receive the Offering Documents can certify eligibility on the eligibility website at http://gbsc-usa.com/eligibility/prudential.

This news release does not constitute an offer or an invitation by the Company to participate in the Exchange Offers in any jurisdiction in which it is unlawful to make such an offer or solicitation in such jurisdiction.

Forward-Looking Statements

Certain of the statements included in this release constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “includes,” “plans,” “assumes,” “estimates,” “projects,” “intends,” “should,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon

Prudential Financial, Inc. and its subsidiaries. There can be no assurance that future developments affecting Prudential Financial, Inc. and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: (1) general economic, market and political conditions, including the performance and fluctuations of fixed income, equity, real estate and other financial markets; (2) the availability and cost of additional debt or equity capital or external financing for our operations; (3) interest rate fluctuations or prolonged periods of low interest rates; (4) the degree to which we choose not to hedge risks, or the potential ineffectiveness or insufficiency of hedging or risk management strategies we do implement; (5) any inability to access our credit facilities; (6) reestimates of our reserves for future policy benefits and claims; (7) differences between actual experience regarding mortality, morbidity, persistency, utilization, interest rates or market returns and the assumptions we use in pricing our products, establishing liabilities and reserves or for other purposes; (8) changes in our assumptions related to deferred policy acquisition costs, value of business acquired or goodwill; (9) changes in assumptions for our pension and other postretirement benefit plans; (10) changes in our financial strength or credit ratings; (11) statutory reserve requirements associated with term and universal life insurance policies under Regulation XXX and Guideline AXXX; (12) investment losses, defaults and counterparty non-performance; (13) competition in our product lines and for personnel; (14) difficulties in marketing and distributing products through current or future distribution channels; (15) changes in tax law, including as a result of developing U.S. federal tax reform proposals; (16) economic, political, currency and other risks relating to our international operations; (17) fluctuations in foreign currency exchange rates and foreign securities markets; (18) regulatory or legislative changes, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and the U.S. Department of Labor’s fiduciary rules; (19) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (20) adverse determinations in litigation or regulatory matters, and our exposure to contingent liabilities, including related to the remediation of certain securities lending activities administered by the Company; (21) domestic or international military actions, natural or man-made disasters including terrorist activities or pandemic disease, or other events resulting in catastrophic loss of life; (22) ineffectiveness of risk management policies and procedures in identifying, monitoring and managing risks; (23) possible difficulties in executing, integrating and realizing projected results of acquisitions, divestitures and restructurings; (24) interruption in telecommunication, information technology or other operational systems or failure to maintain the security, confidentiality or privacy of sensitive data on such systems; (25) changes in statutory or U.S. GAAP accounting principles, practices or policies; and (26) Prudential Financial, Inc.’s primary reliance, as a holding company, on dividends or distributions from its subsidiaries to meet debt payment obligations and the ability of the subsidiaries to pay such dividends or distributions in light of our ratings objectives and/or applicable regulatory restrictions. Prudential Financial, Inc. does not intend, and is under no obligation, to update any particular forward-looking statement included in this document.

You should carefully consider the risks described in the “Risk Factors” section in the Offering Memorandum and in our Annual Report on Form 10-K for the year ended December 31, 2016 for a more complete discussion of certain risks relating to our business, the New Notes and the Exchange Offers.

MEDIA CONTACT:	Amy Pesante
973-802-8457
amy.pesante@prudential.com